UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2015

WESTERN ASSET

GLOBAL STRATEGIC

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Strategic Income Fund for the six-month reporting period ended January 31, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 27, 2015

II	Western Asset Global Strategic Income Fund

Investment commentary

Economic review

The U.S. economy expanded at a solid pace during the six months ended January 31, 2015 (the “reporting period”). The U.S. Department of Commerce reported that in the second quarter of 2014, U.S. gross domestic product (“GDP”)i growth was 4.6%. GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s second estimate showed that fourth quarter 2014 GDP growth was 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investments.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI reached a high of 59.0 in August, its best reading since March 2011. Manufacturing activity then moderated over the balance of the reporting period and the PMI was 53.5 in January 2015.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.2%. Unemployment generally declined during the reporting period and fell to 5.6% in December 2014, the lowest level since June 2008. Unemployment then ticked up to 5.7% in January 2015.

Growth outside the U.S. was mixed. In its January 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global growth will receive a boost from lower oil prices, which reflect to an important extent higher supply. But this boost is projected to be more than offset by negative factors, including investment weakness as adjustment to diminished expectations about medium-term growth continues in many advanced and emerging market economies.” From a regional perspective, the IMF said 2014 growth was 0.8% in the Eurozone, versus -0.5% in 2013. Japan’s economy expanded 0.1% in 2014, compared to 1.6% in 2013. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2014, with growth of 4.4% versus 4.7% in 2013.

Western Asset Global Strategic Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its meeting that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2015?

A. Both short- and long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.53%. It fell as low as 0.34% on October 15, 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 2.58%. It peaked at 2.63% on September 18, 2014 and reached its low of 1.68% on the last day of the reporting period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated mixed results during the reporting period. Performance fluctuated with investor sentiment given uncertainties regarding future Fed monetary policy, concerns over global growth and geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 4.36% during the six months ended January 31, 2015.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)vi took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off

IV	Western Asset Global Strategic Income Fund

deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

Q. How did the high-yield bond market perform over the six months ended January 31, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned -0.89% for the six months ended January 31, 2015. High yield bonds were volatile during the reporting period, and posted positive returns in August and October 2014, as well as in January 2015, while declining in September, November and December 2014. While the underlying fundamentals in the high-yield market remained generally solid and defaults were well below their long-term average, the asset class was dragged down during periods of investor risk aversion and sharply falling oil prices.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned -3.05% during the six months ended January 31, 2015. The asset class rose during four of the six months of the reporting period. However, this was overshadowed by sharp declines in September and December 2014. Those setbacks were triggered by a number of factors, including expectations for future Fed rate hikes, concerns over global growth, declining oil prices and weak investor demand.

Western Asset Global Strategic Income Fund	V

Investment commentary (cont’d)

Performance review

For the six months ended January 31, 2015, Class A shares of Western Asset Global Strategic Income Fund, excluding sales charges, returned 0.04%. The Fund’s unmanaged benchmark, the Barclays U.S. Universal Indexix returned 3.55% for the same period. The Lipper Global Income Funds Category Average1 returned -1.33% over the same time frame.

Performance Snapshot as of January 31, 2015 (unaudited)
(excluding sales charges)	6 months
Western Asset Global Strategic Income Fund:
Class A	0.04%
Class B2	-0.32%
Class C	-0.35%
Class C1[3]	-0.17%
Class I	0.36%
Barclays U.S. Universal Index	3.55%
Lipper Global Income Funds Category Average[1]	-1.33%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including return of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended January 31, 2015 for Class A, Class B, Class C, Class C1 and Class I shares were 4.44%, 3.89%, 3.98%, 4.21% and 4.95%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class IS shares is not shown because the inception date for this share class was October 23, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2014, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1 and Class I shares were 1.14%, 1.99%, 2.08%, 1.55% and 0.90%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 220 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

VI	Western Asset Global Strategic Income Fund

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.95% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 27, 2015

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, that we determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds.” These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Global Strategic Income Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

The Barclays U.S. Universal Index represents the union of the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index.

VIII	Western Asset Global Strategic Income Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2015 and July 31, 2014 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2014 and held for the six months ended January 31, 2015, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.04%	$1,000.00	$1,000.40	1.13%	$5.70	[3]	Class A	5.00%	$1,000.00	$1,019.51	1.13%	$5.75
Class B	(0.32)	1,000.00	996.80	2.09	10.52	[3]	Class B	5.00	1,000.00	1,014.67	2.09	10.61
Class C	(0.35)	1,000.00	996.50	1.91	9.61	[3]	Class C	5.00	1,000.00	1,015.58	1.91	9.70
Class C1	(0.17)	1,000.00	998.30	1.57	7.91	[3]	Class C1	5.00	1,000.00	1,017.29	1.57	7.98
Class I	0.36	1,000.00	1,003.60	0.82	4.14	[3]	Class I	5.00	1,000.00	1,021.07	0.82	4.18
Class IS4	0.46	1,000.00	1,004.60	0.73	2.00	[5]	Class IS	5.00	1,000.00	1,021.53	0.73	3.72

2	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

[1]	For the six months ended January 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period October 23, 2014 (inception date) to January 31, 2015.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (100), then divided by 365.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

4	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2015

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 42.3%
Consumer Discretionary — 4.4%
Automobiles — 0.1%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	240,000		$268,200
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	300,000		318,375
Total Automobiles					586,575
Diversified Consumer Services — 0.2%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	157,951	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	300,000	GBP	487,081
Total Diversified Consumer Services					645,032
Hotels, Restaurants & Leisure — 0.5%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	610,000		628,300	(b)
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	140,000		114,800	(b)
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	330,000		297,000	(b)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	210,000		212,625	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	780,000		826,800
MGM Resorts International, Senior Notes	6.625%	12/15/21	260,000		274,300
Total Hotels, Restaurants & Leisure					2,353,825
Household Durables — 0.1%
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	240,000		243,600
Media — 2.5%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	1,500,000		1,558,125
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	121,192	(b)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	1,250,000	EUR	1,539,625	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	200,000	EUR	246,340	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	790,000		887,763
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		785,850	(b)
Gannett Co. Inc., Senior Notes	4.875%	9/15/21	120,000		120,300	(b)
MediaNews Group Inc.	12.000%	12/31/18	1,900,000		1,900,000	(c)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	400,000		409,660	(b)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	210,000	EUR	283,573	(b)(d)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	656,000	EUR	823,377	(b)
Virgin Media Finance PLC, Senior Notes	7.000%	4/15/23	1,310,000	GBP	2,152,184	(a)
Total Media					10,827,989
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	520,000		546,000	(b)(d)

See Notes to Financial Statements.

6	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 0.8%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	290,000	GBP	$482,662	(b)
AA Bond Co., Ltd., Senior Secured Notes	6.269%	7/31/25	1,200,000	GBP	2,333,750	(a)
Group 1 Automotive Inc., Senior Notes	5.000%	6/1/22	160,000		158,800	(b)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	600,000		384,000	(b)
Total Specialty Retail					3,359,212
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	390,000		312,000	(b)
Total Consumer Discretionary					18,874,233
Consumer Staples — 1.3%
Beverages — 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000		1,544,000	(b)
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	520,000		546,000
DS Services of America Inc., Secured Notes	10.000%	9/1/21	350,000		403,812	(b)
Total Beverages					2,493,812
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,050,000		983,063	(b)
Food Products — 0.5%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	330,000		332,063	(b)
H.J. Heinz Co., Secured Notes	4.875%	2/15/25	820,000		824,100	(b)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	390,000		384,150	(b)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	330,000		320,925	(b)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	1,410,000		324,300	(b)
Total Food Products					2,185,538
Total Consumer Staples					5,662,413
Energy — 11.3%
Energy Equipment & Services — 1.6%
CGG, Senior Notes	7.750%	5/15/17	105,000		95,812
CGG, Senior Notes	6.500%	6/1/21	1,500,000		1,155,000
Exterran Holdings Inc., Senior Notes	7.250%	12/1/18	600,000		588,000
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	920,000		726,800
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	270,000		93,825	(b)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	290,000		100,050	(b)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,370,000		955,575	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	990,000		598,950
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	550,000		416,625	(b)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	320,000		233,600

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000	$1,735,500	(b)
Total Energy Equipment & Services				6,699,737
Oil, Gas & Consumable Fuels — 9.7%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,360,000	1,400,800
Antero Resources Corp., Senior Notes	5.125%	12/1/22	300,000	288,750	(b)
Approach Resources Inc., Senior Notes	7.000%	6/15/21	270,000	218,700
Arch Coal Inc., Senior Notes	7.000%	6/15/19	570,000	143,925
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	750,000	761,250
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	420,000	416,850	(b)
California Resources Corp., Senior Notes	6.000%	11/15/24	390,000	319,313	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	590,000	587,050
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	140,000	148,400
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	120,000	105,600
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,200,000	618,000
CONSOL Energy Inc., Senior Notes	5.875%	4/15/22	180,000	157,050	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	569,495	466,630	(b)(d)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	900,000	879,750
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	3,290,000	3,100,331
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	80,000	79,800	(b)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,930,000	1,293,100	(e)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	210,000	226,800	(b)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	1,360,000	1,497,257	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,750,000	1,789,375
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	350,000	273,875
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,070,000	791,800
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	12/1/24	980,000	989,800
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,710,000	1,556,100	(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000	1,087,500	(f)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	360,000	382,500
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	620,000	596,626
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	2,220,000	2,147,850	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	380,000	378,100	(b)

See Notes to Financial Statements.

8	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	4,180,000	$3,786,369
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	4,200,000	4,146,660	(b)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	990,000	989,010	(b)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000	1,228,725
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	440,000	59,400
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	1,500,000	1,567,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	517,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	231,000
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,850,000	2,029,304	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	300,000	291,000	(b)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	310,000	311,938
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,230,000	387,450
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	720,000	702,000
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	550,000	489,500	(b)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000	378,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000	690,000
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	100,000	80,500	(b)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.250%	10/15/22	210,000	214,200	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	470,000	458,696	(b)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	300,000	276,000	(b)
Total Oil, Gas & Consumable Fuels				41,537,134
Total Energy				48,236,871
Financials — 4.8%
Banks — 3.1%
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	460,000	478,200
Bank of China Ltd., Subordinated Notes	5.000%	11/13/24	1,520,000	1,621,656	(b)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	1,030,000	1,056,883	(b)(g)
CIT Group Inc., Senior Notes	5.000%	8/1/23	940,000	991,700
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000	342,869	(g)(h)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	420,000	533,054
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	440,000	512,600	(b)(g)(h)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000	349,510	(b)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	400,000	410,704	(g)(h)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	330,000	353,559

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		$1,082,027	(a)
Industrial & Commercial Bank of China Ltd., Senior Notes	3.231%	11/13/19	1,560,000		1,599,204
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,500,000		1,547,841	(b)
Novo Banco SA, Senior Notes	5.875%	11/9/15	300,000	EUR	346,930	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000		84,000	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		168,352
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	120,000		127,011
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	170,000		179,811
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	640,000	AUD	580,999	(a)(g)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		784,345	(b)
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	120,000		132,809
Total Banks					13,284,064
Consumer Finance — 0.4%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,510,875	(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	250,000		191,250	(b)
Total Consumer Finance					1,702,125
Diversified Financial Services — 1.0%
ABP Finance PLC, Senior Secured Notes	6.250%	12/14/26	600,000	GBP	1,210,984	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	2,054,142	(a)
Emeralds, Notes	0.679%	8/4/20	9		0	(b)(c)(e)(f)(i)
Goodman HK Finance, Senior Notes	4.375%	6/19/24	990,000		1,039,678	(a)
Total Diversified Financial Services					4,304,804
Real Estate Investment Trusts (REITs) — 0.3%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,000,000		1,022,500
Geo Group Inc., Senior Notes	5.875%	10/15/24	220,000		227,700
Total Real Estate Investment Trusts (REITs)					1,250,200
Total Financials					20,541,193
Health Care — 2.6%
Health Care Equipment & Supplies — 0.6%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,625,000		1,549,844
Medtronic Inc., Senior Notes	3.500%	3/15/25	970,000		1,028,175	(b)
Total Health Care Equipment & Supplies					2,578,019
Health Care Providers & Services — 1.6%
Acadia Healthcare Co. Inc., Senior Notes	5.125%	7/1/22	310,000		306,125
Centene Corp., Senior Notes	4.750%	5/15/22	380,000		386,175
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	310,000		311,550

See Notes to Financial Statements.

10	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	500,000		$492,500
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	970,000		1,000,312	(b)
HCA Inc., Debentures	7.500%	11/15/95	70,000		69,300
HCA Inc., Senior Bonds	5.375%	2/1/25	180,000		185,850
HCA Inc., Senior Secured Notes	5.000%	3/15/24	880,000		943,800
Labco SAS, Senior Secured Notes	8.500%	1/15/18	160,000	EUR	188,936	(b)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,550,000	EUR	1,834,696	(a)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,250,000		1,100,000
Total Health Care Providers & Services					6,819,244
Pharmaceuticals — 0.4%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	320,000		325,200	(b)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	1,220,000	EUR	1,463,390	(a)
Total Pharmaceuticals					1,788,590
Total Health Care					11,185,853
Industrials — 6.0%
Aerospace & Defense — 0.6%
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	2,280,000		2,235,825	(b)(e)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	130,000		128,700
Total Aerospace & Defense					2,364,525
Air Freight & Logistics — 0.0%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	180,000		187,650	(b)
Airlines — 0.5%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	282,220		327,009
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,607,031	(a)
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	220,000		218,900
Total Airlines					2,152,940
Commercial Services & Supplies — 0.2%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	380,000		360,050	(b)
West Corp., Senior Notes	5.375%	7/15/22	530,000		508,800	(b)
Total Commercial Services & Supplies					868,850
Construction & Engineering — 1.0%
AECOM, Senior Notes	5.875%	10/15/24	310,000		324,337	(b)
Astaldi SpA, Senior Bonds	7.125%	12/1/20	530,000	EUR	630,342	(b)
Astaldi SpA, Senior Notes	7.125%	12/1/20	110,000	EUR	130,826	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	530,000		421,350	(b)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	880,000		905,300	(b)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — continued
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,000,000		$975,000	(b)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	880,000		858,000	(b)
Total Construction & Engineering					4,245,155
Electrical Equipment — 0.5%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	430,000		435,375	(b)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	118,012	(b)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	1,481,355	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	180,653	(b)
Total Electrical Equipment					2,215,395
Machinery — 1.3%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	310,000		329,375	(b)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,580,000		1,655,050	(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,782,000	EUR	2,186,995	(b)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	889,127	EUR	1,095,138	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	374,933	EUR	461,805	(b)
Total Machinery					5,728,363
Marine — 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	380,000		361,950	(b)
Road & Rail — 0.5%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	250,000		247,500	(b)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,550,000	EUR	1,847,832	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	220,000		189,200	(b)
Total Road & Rail					2,284,532
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	610,000		635,925	(b)
Light Tower Rentals Inc., Senior Secured Notes	8.125%	8/1/19	1,260,000		878,850	(b)
Rexel SA, Senior Notes	5.250%	6/15/20	450,000		459,563	(b)
Total Trading Companies & Distributors					1,974,338
Transportation — 0.8%
Great Rolling Stock Co. PLC, Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,805,632	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		1,515,000	(b)(d)
Total Transportation					3,320,632
Total Industrials					25,704,330

See Notes to Financial Statements.

12	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 0.9%
Electronic Equipment, Instruments & Components — 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,000,000		$1,007,500
Sanmina Corp., Senior Secured Notes	4.375%	6/1/19	720,000		711,000	(b)
Total Electronic Equipment, Instruments & Components					1,718,500
IT Services — 0.2%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	180,000		155,700	(b)
First Data Corp., Senior Notes	12.625%	1/15/21	410,000		487,388
Total IT Services					643,088
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	850,000		852,656	(b)
Software — 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	300,000		322,125	(b)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	250,000		273,125	(b)
Total Software					595,250
Total Information Technology					3,809,494
Materials — 4.7%
Chemicals — 1.7%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	440,000		420,200	(b)(d)
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	1,510,000		1,547,750	(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,480,000	EUR	1,687,033	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	750,000	EUR	924,690	(a)
OCP SA, Senior Notes	5.625%	4/25/24	1,940,000		2,122,108	(b)
PSPC Escrow Corp., Senior Notes	6.500%	2/1/22	550,000		563,750	(b)
Total Chemicals					7,265,531
Construction Materials — 0.3%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	930,000		1,028,533	(b)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	260,000		253,500	(b)
Total Construction Materials					1,282,033
Containers & Packaging — 1.0%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	229,645		229,932	(b)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	400,000		426,000	(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		213,000	(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	700,000		710,500
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	520,000		519,350	(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,720,000		1,763,000

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	490,000	$518,175
Total Containers & Packaging				4,379,957
Metals & Mining — 1.4%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	960,000	916,800	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	1,080,000	1,056,375	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	590,000	465,362	(b)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	321,600	326,424	(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	400,000	64,000	(b)(e)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	1,646	0	(b)(c)(e)(i)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	830,000	846,600
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	430,000	346,150	(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,220,000	1,113,250
Volcan Cia Minera SAA, Senior Notes	5.375%	2/2/22	1,030,000	1,006,825	(b)
Total Metals & Mining				6,141,786
Paper & Forest Products — 0.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	830,000	567,513	(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	740,000	710,400
Total Paper & Forest Products				1,277,913
Total Materials				20,347,220
Telecommunication Services — 2.8%
Diversified Telecommunication Services — 1.9%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000	1,076,796	(b)
CCOH Safari LLC, Senior Bonds	5.500%	12/1/22	280,000	284,550
CCOH Safari LLC, Senior Bonds	5.750%	12/1/24	460,000	467,475
CenturyLink Inc., Senior Notes	5.800%	3/15/22	325,000	343,688
CenturyLink Inc., Senior Notes	6.750%	12/1/23	330,000	369,600
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	66,325
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	1,600,000	1,680,000	(b)
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000	1,037,875
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	570,000	594,225
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	990,000	993,094	(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000	717,300
Ziggo Bond Finance BV, Senior Notes	5.875%	1/15/25	420,000	429,450	(b)
Total Diversified Telecommunication Services				8,060,378

See Notes to Financial Statements.

14	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 0.9%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	150,000	EUR	$169,500	(b)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	400,000		405,702	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,435,000		2,501,962
T-Mobile USA Inc., Senior Notes	6.464%	4/28/19	500,000		519,375
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	300,000		307,500
Total Wireless Telecommunication Services					3,904,039
Total Telecommunication Services					11,964,417
Utilities — 3.5%
Electric Utilities — 1.7%
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	2,840,000		3,077,850	(a)
State Grid Overseas Investment 2014 Ltd., Senior Notes	4.125%	5/7/24	3,910,000		4,278,193	(a)
Total Electric Utilities					7,356,043
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	1,000,000		987,500
Independent Power and Renewable Electricity Producers — 1.2%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	1,272,000		1,361,040	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	240,000		255,900	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538		2,911,679
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	530,000		542,587	(b)
Total Independent Power and Renewable Electricity Producers					5,071,206
Water Utilities — 0.4%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	1,010,000	GBP	1,658,177	(a)
Total Utilities					15,072,926
Total Corporate Bonds & Notes (Cost — $190,843,817)					181,398,950
Asset-Backed Securities — 5.0%
ACE Securities Corp., 2006-SL2 A	0.508%	1/25/36	669,829		108,880	(g)
Amortizing Residential Collateral Trust, 2002-BC6 M2	1.968%	8/25/32	621,967		462,290	(g)
Applebee’s/IHOP Funding LLC, 2014-1 A2	4.277%	9/5/44	400,000		413,700	(b)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.017%	4/15/33	259,698		249,449	(g)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.043%	6/25/34	690,750		617,263	(g)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.120%	10/25/35	1,140,000		962,575	(g)
Greenpoint Manufactured Housing, 1999-2 A2	2.904%	3/18/29	475,000		438,333	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.512%	6/19/29	250,000		217,500	(g)
Greenpoint Manufactured Housing, 1999-4 A2	3.664%	2/20/30	250,000		217,500	(g)
Greenpoint Manufactured Housing, 2001-2 IA2	3.662%	2/20/32	300,000		277,691	(g)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.661%	3/13/32	525,000		479,485	(g)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
GSAMP Trust, 2006-S2 A2	0.368%	1/25/36	274,287		$74,531	(g)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.468%	3/25/35	251,744		247,905	(b)(g)
Henderson Receivables LLC, 2014-3A A	3.500%	6/15/77	847,717		872,210	(b)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.243%	3/25/33	2,229,382		2,132,261	(g)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,584,000	EUR	1,807,819	(b)(c)
Magnus Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	2,000,000	EUR	2,282,599	(b)(c)
Mid-State Trust, 6 A1	7.340%	7/1/35	234,975		254,820
National Collegiate Student Loan Trust, 2006-3 A4	0.438%	3/26/29	1,200,000		1,103,101	(g)
National Collegiate Student Loan Trust, 2007-4 A3L	1.018%	3/25/38	2,830,000		1,836,689	(g)
Origen Manufactured Housing, 2006-A A2	2.275%	10/15/37	1,675,992		1,505,076	(g)
Origen Manufactured Housing, 2007-A A2	2.141%	4/15/37	1,416,323		1,243,059	(g)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.948%	1/25/31	42,320		29,098	(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.295%	8/25/33	172,696		154,055	(g)
SACO I Trust, 2006-4 A1	0.508%	3/25/36	153,579		210,208	(g)
SACO I Trust, 2006-6 A	0.428%	6/25/36	746,752		1,228,793	(g)
Soundview Home Equity Loan Trust, 2006-OPT4 2A3	0.318%	6/25/36	1,281,842		1,195,465	(g)
SpringCastle America Funding LLC, 2014-AA A	2.700%	5/25/23	441,114		441,982	(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.390%	2/25/36	3,316,617		198,349	(b)(g)
Total Asset-Backed Securities (Cost — $24,744,408)					21,262,686
Collateralized Mortgage Obligations — 15.4%
Banc of America Mortgage Securities Inc., 2005-3 A4	2.626%	4/25/35	110,627		102,749	(g)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.646%	12/15/19	1,900,000		1,899,240	(b)(g)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.157%	6/11/50	410,000		408,767	(g)
BLCP Hotel Trust, 2014-CLMZ M	5.895%	8/15/29	4,500,000		4,453,226	(b)(g)
Carefree Portfolio Trust, 2014-CMZA MZA	6.144%	11/15/19	1,000,000		1,003,095	(b)(g)
Carefree Portfolio Trust, 2014-CMZB MZB	7.889%	11/15/29	3,100,000		3,100,043	(b)(g)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.150%	12/10/49	766,000		777,950	(g)
Citimortgage Alternative Loan Trust, 2007-A7 2A2	34.659%	7/25/37	986,436		1,751,001	(g)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.769%	5/15/46	500,000		519,259	(g)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	1,020,000		1,038,825
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.085%	10/10/46	30,000		33,684	(g)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.447%	12/25/35	362,680		304,339	(g)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.468%	1/25/36	375,022		317,346	(g)
Countrywide Alternative Loan Trust, 2006-18CB A6	27.927%	7/25/36	820,913		1,484,266	(g)
Countrywide Alternative Loan Trust, 2007-18CB 1A6	37.991%	8/25/37	961,417		1,793,804	(g)

See Notes to Financial Statements.

16	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loans, 2005-R3 AF	0.568%	9/25/35	47,118	$42,709	(b)(g)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	5.806%	6/15/38	980,000	981,155	(g)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	409,000	395,235
Credit Suisse Commercial Mortgage Trust, 2007-C2 AJ	5.625%	1/15/49	300,000	310,633	(g)
Credit Suisse Mortgage Trust, 2006-1 1A2	29.600%	2/25/36	1,131,308	1,692,435	(g)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.352%	6/27/46	1,052,737	997,468	(b)(g)
Credit Suisse Mortgage Trust, 2014-11R 15A1	2.413%	1/27/36	592,040	599,440	(b)(g)
Credit Suisse Mortgage Trust, 2014-TIKI F	3.993%	9/15/38	2,100,000	2,098,350	(b)(g)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	483,575	(b)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	1,142,544	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.378%	3/19/45	264,815	237,514	(g)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.034%	3/19/46	427,469	332,321	(g)
FREMF Mortgage Trust, 2014-KF04 B	3.420%	6/25/21	1,995,656	1,999,410	(b)(g)
FREMF Mortgage Trust, 2014-KF05 B	4.170%	9/25/22	2,156,533	2,161,770	(b)(g)
GE Business Loan Trust, 2006-2A D	0.917%	11/15/34	469,117	406,815	(b)(g)
GE Business Loan Trust, 2007-1A A	0.337%	4/16/35	1,821,330	1,734,513	(b)(g)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	1,170,000	1,146,646	(g)
Government National Mortgage Association (GNMA), 2011-127 IO, IO	1.250%	3/16/47	8,210,787	396,942	(g)
Government National Mortgage Association (GNMA), 2012-55 IO, IO	1.196%	4/16/52	7,281,098	406,507	(g)
GS Mortgage Securities Trust, 2006-GG6 C	5.555%	4/10/38	400,000	402,043	(g)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.758%	10/25/35	195,321	174,389	(g)
Hyatt Hotel Portfolio Trust, 2014-HYMZ M	6.392%	11/15/16	1,100,000	1,100,516	(b)(g)
Impac CMB Trust, 2005-5 A1	0.808%	8/25/35	284,314	256,320	(g)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.491%	3/25/35	271,245	267,327	(g)
JPMBB Commercial Mortgage Securities Trust, 2014-C24 D	3.928%	11/15/47	480,000	434,731	(b)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,060,000	913,985
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	397,068	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,850,000	1,864,749	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.392%	10/15/19	2,100,000	2,092,964	(b)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	3.767%	6/15/29	1,080,000	1,081,347	(b)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E	3.467%	8/15/27	320,000	319,228	(b)(g)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH F	4.067%	8/15/27	410,000	$405,975	(b)(g)
JPMorgan Mortgage Trust, 2005-A6 7A1	2.528%	8/25/35	277,166	271,788	(g)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.129%	7/15/40	325,000	340,054	(g)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.255%	9/15/45	430,000	420,907	(g)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	43,000	44,049	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.523%	12/25/34	21,157	20,975	(g)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	409,000	402,037	(g)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,432,000	1,388,251	(g)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,330,000	1,232,256
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	697,000	712,980
Morgan Stanley Capital I Trust, 2007-IQ15 AJ	5.908%	6/11/49	320,000	320,249	(g)
Mortgage IT Trust, 2005-2 1A1	0.428%	5/25/35	142,532	137,891	(g)
PFP III, 2014-1 D	4.268%	6/14/31	500,000	501,592	(b)(g)
Residential Accredit Loans Inc., 2006-QO2 A1	0.388%	2/25/46	1,678,808	815,870	(g)
Structured Agency Credit Risk Debt Notes, 2014-DN3 M3	4.168%	8/25/24	2,000,000	1,929,136	(g)
Structured Agency Credit Risk Debt Notes, 2014-HQ1 M3	4.270%	8/25/24	4,000,000	3,864,944	(g)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3	4.918%	10/25/24	2,070,000	2,092,240	(g)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.532%	8/25/35	182,296	175,865	(g)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.378%	5/25/46	374,395	275,812	(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.889%	5/10/63	470,000	315,744	(b)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.889%	5/10/63	830,000	298,472	(b)(g)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.548%	1/15/45	2,450,000	2,295,971	(b)(g)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	390,000	397,202	(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AJ	5.413%	12/15/43	781,000	802,567	(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	220,000	229,005	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.438%	12/25/45	170,926	165,204	(g)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.600%	4/25/36	58,185	57,110	(g)
WF-RBS Commercial Mortgage Trust, 2014-C22 D	3.909%	9/15/57	480,000	436,992	(b)(g)
Total Collateralized Mortgage Obligations (Cost — $65,612,969)				66,209,381
Convertible Bonds & Notes — 0.4%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Senior Notes	2.750%	11/15/35	1,000,000	1,004,375
Peabody Energy Corp., Junior Subordinated Notes	4.750%	12/15/41	1,000,000	480,000
Total Energy				1,484,375

See Notes to Financial Statements.

18	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.1%
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	389,670		$305,891	(b)(d)(e)
Total Convertible Bonds & Notes (Cost — $2,324,428)					1,790,266
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	3,020		3,127
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	349		397
Total FHLMC					3,524
FNMA — 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	19,625		22,935
Total Mortgage-Backed Securities (Cost — $23,249)					26,459
Non-U.S. Treasury Inflation Protected Securities — 1.4%
Brazil — 1.4%
Federative Republic of Brazil, Notes	6.000%	8/15/22	7,598,440	BRL	2,917,977
Federative Republic of Brazil, Notes	6.000%	8/15/50	8,098,762	BRL	3,069,501
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $5,969,003)					5,987,478
Senior Loans — 1.0%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.2%
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	657,895		651,213	(j)(k)
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	640,000		590,933	(j)(k)
Total Consumer Discretionary					1,242,146
Health Care — 0.2%
Health Care Providers & Services — 0.2%
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	890,000		888,888	(e)(j)(k)
Utilities — 0.5%
Independent Power and Renewable Electricity Producers — 0.5%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	2,152,830		2,155,521	(j)(k)
Total Senior Loans (Cost — $4,272,986)					4,286,555
Sovereign Bonds — 23.0%
Australia — 1.7%
Government of Australia, Senior Bonds	5.750%	7/15/22	7,500,000	AUD	7,232,941
Canada — 2.3%
Government of Canada, Bonds	2.750%	6/1/22	11,000,000	CAD	9,772,661
China — 1.0%
Republic of China, Senior Bonds	1.800%	12/1/15	26,000,000	CNY	4,122,088

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Hungary — 0.7%
Republic of Hungary, Senior Notes	5.375%	3/25/24	2,800,000		$3,197,600
Indonesia — 1.0%
Republic of Indonesia, Senior Bonds	7.875%	4/15/19	24,991,000,000	IDR	2,051,758
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,000,000		1,160,000	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	769,000		892,040	(b)
Total Indonesia					4,103,798
Israel — 1.2%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	5,232,467
Kenya — 0.2%
Republic of Kenya, Senior Notes	5.875%	6/24/19	990,000		992,475	(b)
Mexico — 6.1%
United Mexican States, Bonds	8.000%	6/11/20	74,495,000	MXN	5,756,996
United Mexican States, Bonds	6.500%	6/9/22	275,171,500	MXN	19,995,061
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	221,207
Total Mexico					25,973,264
New Zealand — 1.8%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	9,930,000	NZD	7,789,309	(a)
Nigeria — 0.2%
Republic of Nigeria, Senior Notes	5.125%	7/12/18	1,030,000		1,000,264	(a)
Norway — 1.6%
Government of Norway, Bonds	4.250%	5/19/17	50,000,000	NOK	7,001,191
Paraguay — 0.5%
Republic of Paraguay, Senior Notes	6.100%	8/11/44	1,940,000		2,141,275	(b)
Poland — 0.9%
Republic of Poland, Bonds	4.000%	10/25/23	12,320,000	PLN	3,884,105
Portugal — 1.0%
Republic of Portugal, Notes	5.125%	10/15/24	4,000,000		4,404,480	(b)
South Africa — 0.3%
Republic of South Africa, Senior Notes	5.875%	9/16/25	920,000		1,069,960
Sweden — 1.8%
Kingdom of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	3,715,900
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,858,286
Total Sweden					7,574,186
Turkey — 0.7%
Republic of Turkey, Collective Action Securities, Notes	7.375%	2/5/25	550,000		702,460
Republic of Turkey, Senior Bonds	5.625%	3/30/21	830,000		927,027
Republic of Turkey, Senior Notes	6.250%	9/26/22	1,270,000		1,479,258
Total Turkey					3,108,745
Total Sovereign Bonds (Cost — $108,517,117)					98,600,809

See Notes to Financial Statements.

20	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Bonds	3.625%	2/15/44	10,000	$12,945
U.S. Treasury Notes	2.000%	5/31/21	30,000	31,029
U.S. Treasury Notes	2.250%	11/15/24	280,000	294,394
Total U.S. Government & Agency Obligations (Cost — $332,147)				338,368

			Shares
Common Stocks — 0.3%
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc.			15,000	1,245,000	*(c)(e)
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			417,997	9,377	*(c)(e)
Total Common Stocks (Cost — $1,390,573)				1,254,377
Preferred Stocks — 0.9%
Financials — 0.7%
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		115,000	3,024,500	(g)
Industrials — 0.2%
Trading Companies & Distributors — 0.2%
General Finance Corp.	8.125%		25,725	652,129
Total Preferred Stocks (Cost — $3,660,975)				3,676,629

		Expiration Date	Contracts/ Notional Amount
Purchased Options — 0.1%
Energy Select Sector SPDR Fund, Call @ $82.00		3/20/15	53,420	46,475
Euro STOXX Banks Index, Call @ 135.00EUR		3/20/15	40,140	161,022
Eurodollar Futures, Put @ $99.50		6/15/15	2,331	131,119
IBEX 35 Mini Index, Call @ 11,000.00EUR		3/20/15	1,610	231,051
Interest rate swaption with Deutsche Bank AG, Put @ 3.38%		8/12/15	9,710,000	25,187
Interest rate swaption with Morgan Stanley & Co. Inc., Put @ 3.29%		9/4/15	9,710,000	42,056
Total Purchased Options (Cost — $2,120,505)				636,910
Total Investments — 89.9% (Cost — $409,812,177#)				385,468,868
Other Assets in Excess of Liabilities — 10.1%				43,364,463
Total Net Assets — 100.0%				$428,833,331

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Western Asset Global Strategic Income Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Illiquid security.

(f)	The coupon payment on these securities is currently in default as of January 31, 2015.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CMB	— Cash Management Bill
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
IO	— Interest Only
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

22	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Western Asset Global Strategic Income Fund

Schedule of Written Options
Security	Expiration Date	Strike Price		Contracts	Value
Euro STOXX Banks Index, Put	3/20/15	110.00	EUR	40,140	$47,626
Eurodollar Futures, Put	6/15/15	$99.25		2,331	29,138
IBEX 35 Mini Index, Call	3/20/15	11,400.00	EUR	1,610	89,146
IBEX 35 Mini Index, Call	3/20/15	11,600.00	EUR	1,610	49,121
Total Written Options (Premiums Received — $396,430)					$215,031

Summary of Investments by Country** (unaudited)
United States	48.7%
Mexico	8.1
United Kingdom	5.2
Canada	3.1
China	3.0
Germany	3.0
Australia	2.8
Brazil	2.6
Sweden	2.1
New Zealand	2.0
Indonesia	1.9
Norway	1.8
Italy	1.5
Colombia	1.4
Israel	1.4
Poland	1.3
Portugal	1.2
Luxembourg	1.1
India	1.1
Turkey	1.1
Hungary	0.8
France	0.7
Peru	0.6
Paraguay	0.5
Morocco	0.5
Switzerland	0.5
Netherlands	0.3
South Africa	0.3
Hong Kong	0.3
Nigeria	0.3

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

January 31, 2015

Western Asset Global Strategic Income Fund

Summary of Investments by Country** (unaudited) (continued)
Kenya	0.3%
Singapore	0.2
Ireland	0.2
Cayman Islands	0.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of January 31, 2015 and are subject to change.

See Notes to Financial Statements.

24	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2015

Assets:
Investments, at value (Cost — $409,812,177)	$385,468,868
Foreign currency, at value (Cost — $7,033,318)	6,813,012
Cash	12,278,120
Receivable for securities sold	37,146,034
Unrealized appreciation on forward foreign currency contracts	5,554,533
Interest and dividends receivable	5,306,435
Deposits with brokers for open futures contracts	1,629,408
Deposits with brokers for centrally cleared swap contracts	1,548,774
Foreign currency collateral for open purchased options contracts, at value (Cost — $1,239,291)	1,229,156
OTC swaps, at value (premiums received — $1,520)	770,730
Receivable for Fund shares sold	510,475
Receivable from broker — variation margin on open futures contracts	352,641
Deposits with brokers for open purchased options	332,995
Foreign currency collateral for open written options contracts, at value (Cost — $275,413)	273,146
Foreign currency collateral for open futures contracts, at value (Cost — $179,212)	177,737
Deposits with brokers for open written options	73,999
Principal paydown receivable	54,081
Receivable for open OTC swap contracts	16,780
Prepaid expenses	52,446
Other assets	24,621
Total Assets	459,613,991

Liabilities:
Payable for securities purchased	26,872,924
Unrealized depreciation on forward foreign currency contracts	1,006,984
Payable for Fund shares repurchased	942,259
Foreign currency collateral from broker for open centrally cleared swap contracts, at value (Cost — $477,140)	399,803
OTC swaps, at value	335,399
Investment management fee payable	231,302
Written options, at value (premiums received — $396,430)	215,031
Payable to broker — variation margin on centrally cleared swaps	158,652
Distributions payable	117,679
Service and/or distribution fees payable	99,574
Payable for open OTC swap contracts	11,585
Trustees’ fees payable	3,744
Accrued expenses	385,724
Total Liabilities	30,780,660
Total Net Assets	$428,833,331

Net Assets:
Par value (Note 7)	$624
Paid-in capital in excess of par value	481,777,566
Undistributed net investment income	6,629,462
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(40,084,334)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(19,489,987)
Total Net Assets	$428,833,331

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	25

Statement of assets and liabilities (unaudited) (cont’d)

January 31, 2015

Shares Outstanding:
Class A	45,570,361
Class B	860,352
Class C	914,257
Class C1	6,098,696
Class I	7,617,163
Class IS	1,348,302

Net Asset Value:
Class A (and redemption price)	$6.87
Class B*	$6.79
Class C*	$6.86
Class C1*	$6.88
Class I (and redemption price)	$6.90
Class IS (and redemption price)	$6.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.17

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

26	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2015

Investment Income:
Interest	$11,917,067
Dividends	149,165
Less: Foreign taxes withheld	(6,911)
Total Investment Income	12,059,321

Expenses:
Investment management fee (Note 2)	1,328,091
Service and/or distribution fees (Notes 2 and 5)	601,188
Transfer agent fees (Note 5)	300,523
Registration fees	41,741
Custody fees	40,541
Audit and tax fees	22,885
Shareholder reports	22,362
Fund accounting fees	19,998
Legal fees	16,501
Insurance	3,982
Trustees’ fees	3,056
Miscellaneous expenses	2,841
Total Expenses	2,403,709
Net Investment Income	9,655,612

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(13,317,998)
Futures contracts	6,000,586
Written options	701,811
Swap contracts	1,911,565
Foreign currency transactions	15,602,848
Net Realized Gain	10,898,812
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(19,906,107)
Futures contracts	2,063,647
Written options	310,910
Swap contracts	(4,102,951)
Foreign currencies	1,982,073
Change in Net Unrealized Appreciation (Depreciation)	(19,652,428)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(8,753,616)
Increase in Net Assets from Operations	$901,996

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	27

Statements of changes in net assets

For the Six Months Ended January 31, 2015 (unaudited) and the Year Ended July 31, 2014	2015	2014

Operations:
Net investment income	$9,655,612	$19,270,994
Net realized gain (loss)	10,898,812	(6,065,274)
Change in net unrealized appreciation (depreciation)	(19,652,428)	15,640,971
Increase in Net Assets from Operations	901,996	28,846,691

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,036,124)	(20,987,121)
Decrease in Net Assets from Distributions to Shareholders	(10,036,124)	(20,987,121)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	86,524,382	49,142,963
Reinvestment of distributions	9,353,557	19,824,436
Cost of shares repurchased	(51,880,382)	(122,792,778)
Increase (Decrease) in Net Assets from Fund Share Transactions	43,997,557	(53,825,379)
Increase (Decrease) in Net Assets	34,863,429	(45,965,809)

Net Assets:
Beginning of period	393,969,902	439,935,711
End of period*	$428,833,331	$393,969,902
*Includes undistributed net investment income of:	$6,629,462	$7,009,974

See Notes to Financial Statements.

28	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$7.03	$6.88	$7.00	$6.70	$6.40	$5.68

Income (loss) from operations:
Net investment income	0.17	0.34	0.32	0.25	0.26	0.28
Net realized and unrealized gain (loss)	(0.16)	0.18	(0.12)	0.32	0.34	0.73
Proceeds from settlement of a regulatory matter	—	—	—	—	—	0.01
Total income from operations	0.01	0.52	0.20	0.57	0.60	1.02

Less distributions from:
Net investment income	(0.17)	(0.37)	(0.32)	(0.27)	(0.30)	(0.30)
Total distributions	(0.17)	(0.37)	(0.32)	(0.27)	(0.30)	(0.30)

Net asset value, end of period	$6.87	$7.03	$6.88	$7.00	$6.70	$6.40
Total return[3]	0.04%	7.75%	2.81%	8.75%	9.62%	18.37%[4]

Net assets, end of period (000s)	$312,908	$318,523	$361,872	$388,726	$369,884	$394,057

Ratios to average net assets:
Gross expenses	1.13%[5]	1.14%	1.15%	1.11%	1.11%	1.08%
Net expenses[6]	1.13 [5]	1.14	1.15	1.11	1.11	1.08
Net investment income	4.77 [5]	4.89	4.46	3.79	3.97	4.63

Portfolio turnover rate	25%	65%	83%[7]	84%[7]	144%[7]	83%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2015 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.19%. Class A received $666,652 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482% and 200% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$6.94	$6.80	$6.92	$6.86	$6.56	$5.71

Income (loss) from operations:
Net investment income	0.13	0.28	0.26	0.20	0.22	0.25
Net realized and unrealized gain (loss)	(0.14)	0.17	(0.12)	0.32	0.35	0.74
Proceeds from settlement of a regulatory matter	—	—	—	—	—	0.13
Total income (loss) from operations	(0.01)	0.45	0.14	0.52	0.57	1.12

Less distributions from:
Net investment income	(0.14)	(0.31)	(0.26)	(0.46)	(0.27)	(0.27)
Total distributions	(0.14)	(0.31)	(0.26)	(0.46)	(0.27)	(0.27)

Net asset value, end of period	$6.79	$6.94	$6.80	$6.92	$6.86	$6.56
Total return[3]	(0.32)%	6.73%	2.02%	8.00%	8.81%	19.95%[4]

Net assets, end of period (000s)	$5,839	$7,409	$11,623	$16,726	$23,200	$34,422

Ratios to average net assets:
Gross expenses	2.09%[5]	1.99%	1.91%	1.87%	1.81%	1.69%
Net expenses[6]	2.09 [5]	1.99	1.91	1.87	1.81	1.69
Net investment income	3.81 [5]	4.05	3.70	3.05	3.27	4.08

Portfolio turnover rate	25%	65%	83%[7]	84%[7]	144%[7]	83%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2015 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.58%. Class B received $764,991 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482% and 200% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

30	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2015[2]	2014	2013[3]

Net asset value, beginning of period	$7.02	$6.87	$6.99

Income (loss) from operations:
Net investment income	0.14	0.28	0.26
Net realized and unrealized gain (loss)	(0.15)	0.18	(0.11)
Total income (loss) from operations	(0.01)	0.46	0.15

Less distributions from:
Net investment income	(0.15)	(0.31)	(0.27)
Total distributions	(0.15)	(0.31)	(0.27)

Net asset value, end of period	$6.86	$7.02	$6.87
Total return[4]	(0.35)%	6.73%	2.23%

Net assets, end of period (000s)	$6,270	$4,527	$2,087

Ratios to average net assets:
Gross expenses	1.91%[5]	2.08%	1.88%[5]
Net expenses[6,7]	1.91 [5]	1.95 [8]	1.87 [5,8]
Net investment income	3.98 [5]	4.06	3.69 [5]

Portfolio turnover rate	25%	65%	83%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2015 (unaudited).

[3]	For the period August 1, 2012 (inception date) to July 31, 2013.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C1 Shares[1,2]	2015[3]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$7.04	$6.89	$7.01	$6.72	$6.42	$5.69

Income (loss) from operations:
Net investment income	0.15	0.31	0.29	0.22	0.23	0.26
Net realized and unrealized gain (loss)	(0.15)	0.18	(0.12)	0.32	0.35	0.73
Proceeds from settlement of a regulatory matter	—	—	—	—	—	0.02
Total income from operations	—	0.49	0.17	0.54	0.58	1.01

Less distributions from:
Net investment income	(0.16)	(0.34)	(0.29)	(0.25)	(0.28)	(0.28)
Total distributions	(0.16)	(0.34)	(0.29)	(0.25)	(0.28)	(0.28)

Net asset value, end of period	$6.88	$7.04	$6.89	$7.01	$6.72	$6.42
Total return[4]	(0.17)%	7.30%	2.38%	8.20%	9.17%	18.02%[5]

Net assets, end of period (000s)	$41,942	$46,656	$54,376	$64,473	$64,105	$69,630

Ratios to average net assets:
Gross expenses	1.57%[6]	1.55%	1.57%	1.55%	1.58%	1.52%
Net expenses[7]	1.57 [6]	1.55	1.57	1.55	1.58	1.52
Net investment income	4.33 [6]	4.48	4.04	3.35	3.51	4.21

Portfolio turnover rate	25%	65%	83%[8]	84%[8]	144%[8]	83%[8]

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended January 31, 2015 (unaudited).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.65%. Class C1 received $211,891 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482% and 200% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

32	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$7.06	$6.91	$7.03	$6.73	$6.42	$5.70

Income (loss) from operations:
Net investment income	0.18	0.36	0.34	0.27	0.28	0.28
Net realized and unrealized gain (loss)	(0.16)	0.18	(0.12)	0.31	0.34	0.75
Total income from operations	0.02	0.54	0.22	0.58	0.62	1.03

Less distributions from:
Net investment income	(0.18)	(0.39)	(0.34)	(0.28)	(0.31)	(0.31)
Total distributions	(0.18)	(0.39)	(0.34)	(0.28)	(0.31)	(0.31)

Net asset value, end of period	$6.90	$7.06	$6.91	$7.03	$6.73	$6.42
Total return[3]	0.36%	7.90%	3.27%	8.93%	9.86%	18.43%

Net assets, end of period (000s)	$52,569	$16,855	$9,978	$7,660	$4,802	$4,110

Ratios to average net assets:
Gross expenses	0.82%[4]	0.90%	0.93%	0.93%	0.90%	1.03%
Net expenses[5,6]	0.82 [4]	0.85 [7]	0.85 [7]	0.92 [7]	0.90 [7]	0.95 [7]
Net investment income	5.08 [4]	5.16	4.77	3.95	4.20	4.55

Portfolio turnover rate	25%	65%	83%[8]	84%[8]	144%[8]	83%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2015 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 0.95%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482% and 200% for the years ended July 31, 2013, 2012, 2011 and 2010, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class IS Shares[1]	2015[2]

Net asset value, beginning of period	$6.96

Income (loss) from operations:
Net investment income	0.10
Net realized and unrealized loss	(0.06)
Total income from operations	0.04

Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)

Net asset value, end of period	$6.90
Total return[3]	0.46%

Net assets, end of period (000s)	$9,305

Ratios to average net assets:
Gross expenses[4]	0.73%
Net expenses[4,5,6]	0.73
Net investment income[4]	5.20

Portfolio turnover rate	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 23, 2014 (inception date) to January 31, 2015 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

34	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effec-

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

tiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$16,974,233	$1,900,000		$18,874,233
Financials	—	20,541,193	0	*	20,541,193
Materials	—	20,347,220	0	*	20,347,220
Other corporate bonds & notes	—	121,636,304	—		121,636,304
Asset-backed securities	—	21,262,686	—		21,262,686
Collateralized mortgage obligations	—	66,209,381	—		66,209,381
Convertible bonds & notes	—	1,790,266	—		1,790,266
Mortgage-backed securities	—	26,459	—		26,459
Non-U.S. Treasury inflation protected securities	—	5,987,478	—		5,987,478
Senior loans	—	4,286,555	—		4,286,555
Sovereign bonds	—	98,600,809	—		98,600,809
U.S. government & agency obligations	—	338,368	—		338,368
Common stocks:
Health care	—	—	1,245,000		1,245,000
Materials	—	—	9,377		9,377
Preferred stocks	$3,676,629	—	—		3,676,629
Purchased options	569,667	67,243	—		636,910
Total investments	$4,246,296	$378,068,195	$3,154,377		$385,468,868
Other financial instruments:
Futures contracts	$8,684,150	—	—		$8,684,150
Forward foreign currency contracts	—	$5,554,533	—		5,554,533
OTC total return swaps‡	—	131,818	—		131,818
OTC currency swaps‡	—	638,912	—		638,912
Centrally cleared interest rate swaps	—	357,355	—		357,355
Total other financial instruments	$8,684,150	$6,682,618	—		$15,366,768
Total	$12,930,446	$384,750,813	$3,154,377		$400,835,636

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$215,031	—	—	$215,031
Futures contracts	5,837,289	—	—	5,837,289
Forward foreign currency contracts	—	$1,006,984	—	1,006,984
OTC total return swaps‡	—	335,399	—	335,399
Centrally cleared interest rate swaps	—	3,262,362	—	3,262,362
Total	$6,052,320	$4,604,745	—	$10,657,065

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange

38	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

40	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2015, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended January 31, 2015, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Currency swaps

The Fund may enter into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes

42	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions,

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of January 31, 2015, the Fund held written options, forward foreign currency contracts and OTC total return swaps with credit related contingent features which had a liability position of $1,557,414. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2015, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $347,145, which could be used to reduce the required payment.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of

44	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.85% and 0.75%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

46	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

For the six months ended January 31, 2015, LMIS and its affiliates retained sales charges of $33,375 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$333	$1,373	$232

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2015, the Fund had accrued $1,893 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$136,942,333	$292,119
Sales	92,772,360	33,411

At January 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,261,016
Gross unrealized depreciation	(35,604,325)
Net unrealized depreciation	$(24,343,309)

At January 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	121	12/16	$29,556,244	$29,843,138	$286,894
Russell 2000 Mini Index	37	3/15	4,418,510	4,296,440	(122,070)
U.S. Treasury 10-Year Notes	559	3/15	72,226,114	73,159,125	933,011
U.S. Treasury Ultra Long-Term Bonds	353	3/15	55,792,069	63,164,937	7,372,868
					$8,470,703

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
90-Day Eurodollar	196	3/16	$48,350,113	$48,588,400	$(238,287)
90-Day Eurodollar	2,380	3/17	581,277,515	586,253,500	(4,975,985)
E-mini S&P 500 Index	44	3/15	4,465,857	4,374,480	91,377
Euro-Bobl	86	3/15	12,679,883	12,719,887	(40,004)
Euro-Bund	29	3/15	5,165,152	5,223,209	(58,057)
U.S. Treasury Long-Term Bonds	35	3/15	4,891,957	5,294,843	(402,886)
					$(5,623,842)
Net unrealized appreciation on open futures contracts					$2,846,861

At January 31, 2015 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,000,207	USD	1,124,132	Citibank N.A.	2/13/15	$6,201
HKD	15,509,700	USD	1,999,892	Citibank N.A.	2/13/15	729
USD	9,751,573	EUR	7,791,292	Citibank N.A.	2/13/15	946,637
USD	696,780	EUR	620,207	Citibank N.A.	2/13/15	(4,115)
USD	270,233	EUR	239,198	Citibank N.A.	2/13/15	(84)
USD	14,756,341	GBP	9,237,725	Citibank N.A.	2/13/15	843,395
USD	1,685,285	HKD	13,065,003	Citibank N.A.	2/13/15	9
USD	3,251,594	EUR	2,605,002	UBS AG	2/13/15	307,683
CAD	200,000	USD	167,169	Bank of America N.A.	4/16/15	(9,921)
NZD	5,140,000	USD	3,943,305	Bank of America N.A.	4/16/15	(229,815)
USD	2,955,734	AUD	3,650,000	Bank of America N.A.	4/16/15	127,278
USD	4,850,471	BRL	13,170,000	Bank of America N.A.	4/16/15	40,404
USD	794,778	MXN	11,640,000	Bank of America N.A.	4/16/15	21,709
USD	3,804,474	NZD	5,140,000	Bank of America N.A.	4/16/15	90,983
IDR	80,328,510,000	USD	6,278,117	Barclays Bank PLC	4/16/15	(15,436)
PHP	376,320,000	USD	8,522,704	Barclays Bank PLC	4/16/15	(13,999)
USD	4,296,204	BRL	11,760,000	Barclays Bank PLC	4/16/15	1,110
USD	3,529,936	EUR	2,991,040	Barclays Bank PLC	4/16/15	147,878
USD	14,439,155	MXN	212,000,000	Barclays Bank PLC	4/16/15	359,208
USD	1,558,801	MXN	23,001,361	Barclays Bank PLC	4/16/15	31,170
USD	7,386,686	NOK	56,640,000	Barclays Bank PLC	4/16/15	69,139
USD	7,534,106	SEK	60,610,000	Barclays Bank PLC	4/16/15	203,885
AUD	10,716,820	USD	8,637,221	Citibank N.A.	4/16/15	(332,551)
BRL	2,347,000	USD	864,457	Citibank N.A.	4/16/15	(7,264)
BRL	7,813,000	USD	2,852,501	Citibank N.A.	4/16/15	1,034
CHF	4,270,000	USD	4,992,984	Citibank N.A.	4/16/15	(326,079)
INR	525,320,000	USD	8,329,818	Citibank N.A.	4/16/15	24,555
USD	3,520,916	AUD	4,350,000	Citibank N.A.	4/16/15	150,018
USD	8,769,141	AUD	11,000,000	Citibank N.A.	4/16/15	245,029

48	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,746,837	CAD	9,275,854	Citibank N.A.	4/16/15	$453,819
USD	4,741,942	CHF	4,270,000	Citibank N.A.	4/16/15	75,037
USD	6,017,327	EUR	5,100,000	Citibank N.A.	4/16/15	250,606
USD	11,217,955	EUR	9,660,000	Citibank N.A.	4/16/15	295,107
USD	1,558,801	MXN	22,997,776	Citibank N.A.	4/16/15	31,408
USD	2,908,829	MXN	42,900,863	Citibank N.A.	4/16/15	59,575
USD	8,490,770	NZD	11,080,000	Citibank N.A.	4/16/15	485,814
USD	1,894,040	AUD	2,336,000	Goldman Sachs	4/16/15	83,829
USD	2,170,048	CAD	2,600,000	Goldman Sachs	4/16/15	125,832
EUR	1,340,000	USD	1,582,898	JPMorgan Chase & Co.	4/16/15	(67,720)
ILS	19,000,000	USD	4,823,865	Morgan Stanley & Co. Inc.	4/16/15	10,000
USD	6,490,393	BRL	17,600,000	Morgan Stanley & Co. Inc.	4/16/15	62,361
USD	4,836,956	ILS	19,000,000	Morgan Stanley & Co. Inc.	4/16/15	3,091
Total						$4,547,549

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
SEK	— Swedish Krona
USD	— United States Dollar

During the six months ended January 31, 2015, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2014	634	$485,033
Options written	334,474,735	11,201,024
Options closed	(75,327,283)	(9,483,341)
Options exercised	—	—
Options expired	(259,102,395)	(1,806,286)
Written options, outstanding as of January 31, 2015	45,691	$396,430

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

At January 31, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Greenwich	63,972,500	SEK	6/17/19	3-month SEK-STIBOR-SIDE quarterly	1.417% annually	—	$357,355
Greenwich	13,140,000		2/15/40	3.383% semi-annually	3-Month LIBOR quarterly	$(12,340)	(3,262,362)
Total						$(12,340)	$(2,905,007)

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$2,110,978		3/23/15	If positive, the total return of the S&P 500 Health Care TR Index***	3-month LIBOR less 25 basis points and if negative, the absolute value of the total return of the S&P 500 Health Care TR Index***	—	$(38,793)	**
Barclays Capital Inc.	2,113,383		3/23/15	3-month LIBOR plus 25 basis points and if negative, the absolute value of the total return of the S&P 500 Information Technology TR Index***	If positive, the total return of the S&P 500 Information Technology TR Index***	—	(131,306)	**
Barclays Capital Inc.	4,215,288		4/24/15	If positive, the total return of the S&P 500 Telecommunication Services TR Index***	3-month LIBOR less 25 basis points and if negative, the absolute value of the total return of the S&P 500 Telecommunication Services TR Index***	—	79,622	**
Barclays Capital Inc.	4,247,192		4/24/15	3-month LIBOR plus 25 basis points and if negative, the absolute value of the total return of the S&P 500 Transport TR Index***	If positive, the total return of the S&P 500 Transport TR Index***	—	(165,300)	**
Morgan Stanley & Co. Inc.	32,000,000		1/27/20	1.91%***	CPURNSA***	—	52,196
Total	$44,686,841					—	$(203,581)

50	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

OTC CURRENCY SWAPS
Swap Counterparty	Notional Amount Received*	Notional Amount Delivered*		Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$2,176,000	1,600,000	EUR	7/1/24	7.250%	9.005%	$(1,520)	$640,432

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

***	One time payment at termination date.

Abbreviations used in this table:
EUR	— Euro
SEK	— Swedish Krona

At January 31, 2015, the Fund held collateral received from Barclays Capital Inc. and Morgan Stanley & Co. Inc. in the amounts of $1,085,986 and $299,000 on OTC swap contracts valued at $(255,777) and $52,196, respectively. Net exposures to the counterparties were $(1,341,763) and $(246,804), respectively. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Purchased options[2]	$198,362	—	$438,548	$636,910
Futures contracts[3]	8,592,773	—	91,377	8,684,150
OTC swap contracts[4]	52,196	$638,912	79,622	770,730
Centrally cleared swap contracts[5]	357,355	—	—	357,355
Forward foreign currency contracts	—	5,554,533	—	5,554,533
Total	$9,200,686	$6,193,445	$609,547	$16,003,678

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Written options	$29,138	—	$185,893	$215,031
Futures contracts[3]	5,715,220	—	122,070	5,837,290
OTC swap contracts[4]	—	—	335,399	335,399
Centrally cleared swap contracts[5]	3,262,362	—	—	3,262,362
Forward foreign currency contracts	—	$1,006,984	—	1,006,984
Total	$9,006,720	$1,006,984	$643,362	$10,657,066

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(195,336)	$(108,539)	$(249,690)	$5,782	$(547,783)
Written options	223,906	43,957	446,499	(12,551)	701,811
Futures contracts	5,323,972	—	—	676,614	6,000,586
Swap contracts	2,035,046	—	—	(123,481)	1,911,565
Forward foreign currency contracts[2]	—	16,531,459	—	—	16,531,459
Total	$7,387,588	$16,466,877	$196,809	$546,364	$24,597,638

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	$(1,273,993)	—	$(121,572)	$(1,395,565)
Written options	112,388	—	198,522	310,910
Futures contracts	2,094,340	—	(30,693)	2,063,647
Swap contracts	(4,643,270)	$600,820	(60,501)	(4,102,951)
Forward foreign currency contracts[2]	—	2,144,574	—	2,144,574
Total	$(3,710,535)	$2,745,394	$(14,244)	$(979,385)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended January 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$2,169,506
Written options	1,421,742
Futures contracts (to buy)	148,413,033
Futures contracts (to sell)	661,766,473
Forward foreign currency contracts (to buy)	73,752,743
Forward foreign currency contracts (to sell)	198,635,364

52	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

Average Notional Balance
Interest rate swap contracts	$48,517,343
Total return swap contracts	22,747,026
Currency swap contracts	2,176,000

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at January 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$636,910	—	$636,910
Futures contracts[5]	352,641	—	352,641
OTC swap contracts	770,730	$(770,730)	—
Forward foreign currency contracts	5,554,533	—	5,554,533
Total	$7,314,814	$(770,730)	$6,544,084

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at January 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$215,031	$(215,031)	—
Centrally cleared swap contracts[5]	158,652	(158,652)	—
OTC swap contracts	335,399	—	$335,399
Forward foreign currency contracts	1,006,984	—	1,006,984
Total	$1,716,066	$(373,683)	$1,342,383

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class C1 shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

For the six months ended January 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$394,358	$233,285
Class B	24,880	20,043
Class C	26,655	4,599
Class C1	155,295	29,493
Class I	—	13,100
Class IS†	—	3
Total	$601,188	$300,523

†	For the period October 23, 2014 (inception date) to January 31, 2015 (unaudited).

6. Distributions to shareholders by class

	Six Months Ended January 31, 2015	Year Ended July 31, 2014
Net Investment Income:
Class A	$7,816,085	$17,307,196
Class B	132,613	424,789
Class C	111,116	143,222
Class C1	1,002,288	2,439,090
Class I	838,076	672,824
Class IS†	135,946	—
Total	$10,036,124	$20,987,121

†	For the period October 23, 2014 (inception date) to January 31, 2015 (unaudited).

7. Shares of beneficial interest

At January 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,650,919	$25,200,573	4,634,312	$32,246,873
Shares issued on reinvestment	1,081,443	7,482,616	2,373,348	16,490,775
Shares repurchased	(4,501,830)	(31,094,575)	(14,260,325)	(98,440,138)
Net increase (decrease)	230,532	$1,588,614	(7,252,665)	$(49,702,490)

Class B
Shares sold	12,525	$85,825	40,870	$278,573
Shares issued on reinvestment	19,161	131,123	61,447	421,523
Shares repurchased	(238,271)	(1,629,002)	(744,429)	(5,108,063)
Net decrease	(206,585)	$(1,412,054)	(642,112)	$(4,407,967)

54	Western Asset Global Strategic Income Fund 2015 Semi-Annual Report

	Six Months Ended January 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares sold	352,599	$2,428,617	531,403	$3,698,685
Shares issued on reinvestment	11,974	82,618	15,309	106,518
Shares repurchased	(95,393)	(655,607)	(205,202)	(1,429,781)
Net increase	269,180	$1,855,628	341,510	$2,375,422

Class C1
Shares sold	22,655	$157,381	42,675	$296,343
Shares issued on reinvestment	135,340	938,129	328,770	2,287,012
Shares repurchased	(690,371)	(4,784,263)	(1,631,023)	(11,304,396)
Net decrease	(532,376)	$(3,688,753)	(1,259,578)	$(8,721,041)

Class I
Shares sold	7,120,050	$49,405,084	1,801,167	$12,622,489
Shares issued on reinvestment	84,105	583,125	74,106	518,608
Shares repurchased	(1,974,130)	(13,716,935)	(931,151)	(6,510,400)
Net increase	5,230,025	$36,271,274	944,122	$6,630,697

Class IS†
Shares sold	1,328,578	$9,246,902	—	—
Shares issued on reinvestment	19,724	135,946	—	—
Net increase	1,348,302	$9,382,848	—	—

†	For the period October 23, 2014 (inception date) to January 31, 2015 (unaudited).

8. Capital loss carryforward

As of July 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2018	$(30,415,536)
7/31/2019	(13,294,386)
$(43,709,922)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $4,153,631 which have no expiration date, must be used first to offset any such gains.

Western Asset Global Strategic Income Fund 2015 Semi-Annual Report	55

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2014, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Global Strategic Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory

56	Western Asset Global Strategic Income Fund

Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

Western Asset Global Strategic Income Fund	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as global income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2014 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for one of the Fund’s share classes. The Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, Subadvisers’ fees and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an

58	Western Asset Global Strategic Income Fund

analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as global income funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and its Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2016.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Western Asset Global Strategic Income Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

60	Western Asset Global Strategic Income Fund

Western Asset

Global Strategic Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Global Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global Strategic Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2174 3/15 SR15-2439

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 17, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 17, 2015